Business acquisitions and disposition - Summary of the Fair Value of The Consideration Paid and The Fair Value Assigned to Each Major Class of Assets and Liabilities (Details) - EBOX $ in Millions	Feb. 28, 2022 CAD ($)
Disclosure of detailed information about business combination [line items]
Cash consideration	$ 153
Total cost to be allocated	153
Other non-cash working capital	5
Property, plant and equipment	5
Indefinite-life intangible assets	17
Finite-life intangible and other assets	15
Trade payables and other liabilities	(17)
Contract liabilities	(5)
Deferred tax liabilities	(9)
Total costs to be allocated, excluding cash and cash equivalents and goodwill	11
Cash and cash equivalents	14
Fair value of net assets acquired	25
Goodwill	$ 128